Exhibit 99.1

H1 2025 ABS

Summary Report of Technical Due Diligence Findings and Conclusions

SunStrong Capital Holdings, LLC

Document No.: 10575540-HOU-R-02

Issue: A, Status: Final

Date: 08 September 2025

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DNV Document No.: 10575540-HOU-R-02, Issue: A, Status: Final	Page i

Project name:	H1 2025 ABS	DNV Energy Systems
Report title:	Summary Report of Technical Due Diligence Findings and Conclusions	Renewables & Power Grids 1999 Harrison Street, Oakland, CA, 94612 USA Tel: +1 510-891-0446
Customer:	SunStrong Capital Holdings, LLC 9229 Waterford Centre Blvd., Suite 200 Austin, TX 78758

Contact person:	CJ Harris

Date of issue:	08 September 2025

Proposal reference:	OPP-407408-SF-01-B

Document No.:	10575540-HOU-R-02-H

Task and objective:

This document provides a summary of DNV’s technical due diligence review, as provided in 10575540-HOU-R-01-A SunStrong H1 2025 ABS (15 August 2025), in DNV’s capacity as Independent Engineer, for third-party owned residential-scale solar-only and solar + battery storage systems.

Prepared by:	Approved by:

Sarah Heller	Catherine Vadakkan

Senior Project Manager, DG SIE	Team Lead, DG SIE

Distribution outside of DNV:
☐ PUBLISHED	Available for information only to the general public
(subject to the above Important Notice and Disclaimer).

☒ CUSTOMER’S	Distribution for information only at the discretion of the
DISCRETION	Customer (subject to the above Important Notice and
Disclaimer and the terms of DNV’s written agreement
with the Customer).

☐ CONFIDENTIAL	Not to be disclosed outside the Customer’s organization.

☐ NONE	Not to be disclosed outside of DNV.

© 2025 DNV Energy USA Inc. All rights reserved.

Reference to part of this report which may lead to misinterpretation is not permissible.

Issue	Date	Status	Reason for Issue	Prepared by	Approved by
A	08 September 2025	DRAFT	Preliminary Report	S. Heller	C. Vadakkan

DNV Document No.: 10575540-HOU-R-02, Issue: A, Status: Final	Page ii

Table of contents

1	INTRODUCTION		1

	1.1	Scope of work	1

	1.2	Methodology and assumptions	1

	1.3	SunStrong overview	1

	1.4	Portfolio overview	2

2	EXECUTIVE SUMMARY		4

	2.1	Energy and performance guarantee payout forecasting	4

	2.2	Technical inputs to the financial model	4

3	REFERENCES		5

DNV Document No.: 10575540-HOU-R-02, Issue: A, Status: Final	Page iii

1	INTRODUCTION

At the request of SunStrong Capital Holdings, LLC ( SunStrong or the “Customer”), DNV has provided this summary (the “Summary”) of its technical due diligence review of SunStrong’s operating. third-party owned (“TPO”) residential PV systems (“Fleet”) in support of an asset backed securitization. In order to gain a complete understanding of DNV’s review, and of its findings and conclusions, the technical due diligence report (the “Report”), 10575540-HOU-R-01-A SunStrong H1 2025 ABS (15 August 2025), should be read in its entirety.

1.1	Scope of work

The DNV scope of work for the Report is defined in the Short Form Agreement (“Agreement”) OPP-407408-SF-01-B, dated 01 April 2025 and between SunStrong, LLC and DNV Energy USA Inc. The level of information included in the Report reflects the knowledge of issues gained by DNV during the course of due diligence review.

This Summary is also provided pursuant to the terms and conditions of the Agreement Disclosure of the Summary to investors and/or lenders (whether potential or actual), and/or any other parties is subject to the Agreement terms and conditions and the disclaimer at the front of this Summary.

This Summary summarizes the scope, findings and conclusions of DNV’s technical due diligence review as presented in the Report, and is subject to all the limitations, assumptions, and disclaimers set forth therein.

The DNV scope of work in the Report includes the following:

•	Historical energy analysis and forecasting

•	Equipment replacement modeling

1.2	Methodology and assumptions

This Independent Engineering (IE) Report is a high-level technical due diligence review intended for financial institutions, customers, and project developers. DNV is well qualified to conduct this study, with extensive experience in solar independent engineering and technology due diligence work.

This Summary summarizes DNV’s assessment of the Portfolio and relies on the accuracy of the information provided by SunStrong in the Report. All those supplying product information to the Report have been open and forthcoming in providing the data that DNV has requested. The Report is based on some information not within the control of DNV. DNV believes that the information provided by others is true and correct and reasonable for the purposes of this Report. DNV has not been requested to make an independent analysis or verification of the validity of such information. DNV does not guarantee the accuracy of the data, information, or opinions provided by others. In preparing the Report and the opinions presented, DNV has made certain assumptions with respect to conditions that may exist or events that may occur in the future. DNV believes that these assumptions are reasonable for purposes of the Report, but actual events or conditions may cause results to differ materially from forward-looking statements.

1.3	SunStrong overview

SunStrong Management, LLC is an independent asset management and servicing company with expertise in the residential and commercial solar asset classes. SunStrong was created through the acquisition of legacy SunPower assets, including more than 110,000 solar loan and lease systems and is focused exclusively on distributed energy asset management [1].

DNV Document No.: 10575540-HOU-R-02, Issue: A, Status: Final	Page 1

Directly or via its partners, its capabilities include full-service billing and collections, operations & maintenance, asset management, legal/compliance, and tax and accounting services. SunStrong Capital Holdings, LLC owns a fleet of over 110,000 residential solar loans and leases across the U.S. totaling nearly 1 GW of power generation capacity and 19 MW of commercial solar assets [2].

1.4	Portfolio overview

A summary of Fleet attributes is provided in the below tables [3].

SunStrong Fleet/Portfolio Summary - Region

Region	Number of systems	Capacity [MWdc]	Average system size [kWdc]	% of Fleet (by capacity)
AZ	10,316	106	10.23	12.68%
CA	70,005	458	6.55	55.09%
CO	1,033	7	7.17	0.89%
CT	3,626	39	10.73	4.68%
FL	994	12	11.96	1.43%
HI	850	7	8.61	0.88%
IL	4,058	41	10.21	4.98%
MA	1,261	11	9.05	1.37%
MD	62	1	15.84	0.12%
NH	31	0	10.14	0.04%
NJ	5,518	60	10.83	7.18%
NM	3	0	7.19	0.00%
NV	1,467	16	10.62	1.87%
NY	8,504	71	8.38	8.57%
PA	32	0	11.41	0.04%
RI	7	0	8.31	0.01%
TX	2	0	6.54	0.00%
VT	248	1	5.83	0.17%

Total	108,017	832	7.70	100.00%

Portfolio by module manufacturer

Manufacturer	Number of systems	Capacity [MWdc]	% of Fleet (by capacity)
SunPower Corporation	93,965	716	86.08%
Q-Cells AG	7,477	54	6.46%
Waaree Energies Ltd.	4,739	47	5.62%
Canadian Solar Inc.	1,423	13	1.59%
Unknown	413	2	0.26%

Total	108,017	832	100.00%

DNV Document No.: 10575540-HOU-R-02, Issue: A, Status: Final	Page 2

Portfolio by inverter manufacturer

Manufacturer	Number of systems	Capacity [MWdc]	% of Fleet (by capacity)
Enphase Energy	46,870	340	40.90%
SunPower Corporation	34,356	265	31.83%
SMA	15,945	141	16.98%
Power-One (Original Mfr. – Magnetek)	4,062	31	3.73%
Power-One	4,282	30	3.63%
Fronius USA LLC	1,345	15	1.84%
Unknown	1,153	9	1.08%
SolarEdge Technologies Inc.	4	0	0.00%

Total	108,017	832	100.00%

DNV Document No.: 10575540-HOU-R-02, Issue: A, Status: Final	Page 3

2	EXECUTIVE SUMMARY

This Section summarizes major findings relevant to the SunStrong TPO Fleet.

2.1	Energy and performance guarantee payout forecasting

DNV analyzed production data from SunStrong’s Fleet of deployed systems to assess the accuracy of the energy production estimates with the goal of establishing expectations for future production risks going forward for the Fleet.

DNV received a data set in June 2025 with yearly production estimates, yearly actual production, and metadata for 108,017 systems. DNV notes that although some level of asset attribute data was available for 108,017 systems, production data that passed quality control was only available for 92,335 systems. These systems represent SunStrong’s Fleet through 19 June 2025.

DNV used the data of the 92,335 systems for historical production analysis and forecasting. The historical performance index is 0.99. DNV forecasts the Year 1 (2025) Portfolio P50 to be 96.90% and the P90 to be 91.00% of expected energy for that period relative to SunStrong’s first year estimate.

Lastly, at the request of SunStrong, DNV provided annual forecasts exclusive to irradiance uncertainty, or the interannual variability of the solar resource (IAV). DNV determined the uncertainty of irradiance specific to the regional distribution of the Fleet using satellite irradiance data from the Production Sample. DNV used the Portfolio irradiance uncertainty to calculate P50-P99 downside scenarios for 1, 20, and 25-year scenarios for the Fleet, where the P50 scenario is 100.0% production.

2.2	Technical inputs to the financial model

2.2.1	PV equipment replacement modeling

Per the request of SunStrong, DNV provided inverter equipment costs and failure curves.

2.2.2	BESS equipment replacement modeling

DNV modeled the cost of replacing BESS within the SunStrong Fleet. The Fleet has 4,728 BESS units. DNV’s forecast for BESS equipment replacement costs are $5,194 per BESS unit in 2025 dollars.

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3	REFERENCES

[1] Yahoo! Finance, “SunStrong Closes $254 Million Securitization of Residential Solar & Battery Systems,” 02 June 2025. [Online]. Available: https://finance.yahoo.com/news/sunstrong-closes-254-million-securitization-113000569.html.

[2] “SunStrong Management LinkedIn,” 2025. [Online]. Available: https://www.linkedin.com/company/sunstrong - management.

[3] SunStrong, IE Lease Production Data (June 19 2025) sendout, 19 June 2025.

DNV Document No.: 10575540-HOU-R-02, Issue: A, Status: Final	Page 5

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